EXHIBIT 32

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Mezzanine Investment Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned principal executive officer and principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 29, 2004

/s/ Eric C. Bronk
Eric C. Bronk, President and Treasurer
(Principal executive officer
and principal financial officer)